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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 4, 2002

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                            EAGLE FOOD CENTERS, INC.
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             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-17871

               DELAWARE                                  36-3548019
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
            incorporation
           or organization)

    RT. 67 & KNOXVILLE RD., MILAN,
             ILLINOIS                                           61264
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (309) 787-7700



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Eagle Food Centers, Inc. ("Company") announced that it has entered into an agreement with Congress Financial Corporation (Central) ("Congress") relating to an adjusted net worth covenant in the Second Amended and Restated Loan and Security Agreement dated as of August 24, 2001 ("Revolver"). The Revolver has a financial covenant requiring the Company to maintain a minimum adjusted net worth. To prevent a potential default under the covenant, the Company has signed a Limited Waiver in which Congress has agreed to waive such default until February 1, 2003.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits:

         10.1 Eagle Food Centers, Inc. Press Release, dated December 5, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE FOOD CENTERS, INC. (Registrant)

By: /s/ S. Patric Plumley                            December 5, 2002
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S. Patric Plumley                                         Date

Senior Vice President- Chief Financial Officer and Secretary